Exhibit 10.8

THE PROMISSORY NOTE TO WHICH THIS AMENDMENT RELATES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH PROMISSORY NOTE, AS AMENDED, HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDMENT NO. 1 TO PROMISSORY NOTE

Principal Amount:	up to $340,000 (consisting of the principal amount of $300,000 and an additional principal amount of $40,000)	Dated as of July 12, 2024

(as set forth on the Schedule of Borrowings attached hereto)

Launch One Acquisition Corp., a Cayman Islands exempted company and blank check company (the “Maker”), hereby amends its promissory note dated as of February 21, 2024 (the “Note”) to increase the principal amount that it promises to pay to the order of Launch One Sponsor LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), from the principal sum of up to Three Hundred Thousand Dollars ($300,000) to the principal sum of up to Three Hundred Forty Thousand Dollars ($340,000) (as set forth on the Schedule of Borrowings attached hereto) in lawful money of the United States of America.

All of the other terms of the Note remain unchanged and in effect.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this amendment No. 1 to be duly executed by the undersigned as of the day and year first above written.

LAUNCH ONE ACQUISITION CORP.

/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Chief Executive Officer

[Signature Page to Amendment to Promissory Note]

SCHEDULE OF BORROWINGS

The following increases or decreases in the Note have been made:

Date of Increase or Decrease	Amount of decrease in Principal Amount of the Note	Amount of increase in Principal Amont of the Note	Principal Amount of the Note following such decrease or increase

July 12, 2024	NA	$40,000	$340,000

[Schedule of Borrowings to Amendment to Promissory Note]